


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
110,000
 $                   110,000
0.04%
2.72%
0.33%
8/17/2004
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
2.72%
1.73%
8/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,385,000
 $
1,385,000
0.46%
2.72%
0.38%
8/17/2004
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.72%
0.45%
8/17/2004
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
2.72%
3.01%
8/17/2004
Scudder Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%
2.72%
1.54%
8/17/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
2.72%
3.03%
8/17/2004
Scudder Total Return Fund
Chicago
25,000
 $                     25,000
0.01%
2.72%
-0.59%
8/17/2004
SVS II High Income Portfolio
Chicago
230,000
 $                   230,000
0.08%
2.72%
0.37%
8/17/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
2.72%
1.52%
8/17/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.72%
-0.48%
8/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.72%
1.76%
8/17/2004
New York Funds







Scudder High Income Plus Fund
New York
155,000
 $                   155,000
0.05%
2.72%
0.67%
8/17/2004
Total

2,320,000
 $
2,320,000
0.77%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AF9
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN Float 10/1/2010
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
5.66%
8.92%
12.84%
Benchmark vs Spread (basis points)
375 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.32%
1.25%
0.00%
9/17/2004
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
SVS II High Income Portfolio
Chicago
95,000
 $                     95,000
0.05%
1.25%
0.00%
9/17/2004
SVS II Strategic Income Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Total

935,000
 $                   935,000
0.53%





















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAF0
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 10.75% 8/15/2014
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.75%
2.75%
Rating
B3/B-
B2/B+
Ba3/B+
Current yield
10.75%
7.00%
??
Benchmark vs Spread (basis points)
634 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
6.53%
2.13%
9/10/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
6.53%
1.64%
9/10/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.60%
6.53%
2.40%
9/10/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.06%
6.53%
3.04%
9/10/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%
6.53%
4.23%
9/10/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.04%
6.53%
2.71%
9/10/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
6.64%
4.11%
9/10/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
6.53%
2.24%
9/10/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.10%
6.53%
2.23%
9/10/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
6.53%
2.40%
9/10/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
7.25%
2.30%
9/10/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
6.53%
1.96%
9/10/2004
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.07%
6.53%
2.14%
9/10/2004
Total

2,770,000
 $
2,770,000
1.01%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.06%
2.31%
-0.11%
8/11/2004
Scudder Income Fund
Boston
50,000
 $                     50,000
0.02%
2.38%
0.63%
8/11/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
2.38%
0.73%
8/11/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,175,000
 $
2,175,000
0.73%
2.31%
0.00%
8/11/2004
Scudder High Income Trust
Chicago
225,000
 $                   225,000
0.08%
2.31%
0.00%
8/11/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.04%
2.31%
1.01%
8/11/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   160,000
0.05%
2.31%
0.44%
8/11/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.30%
0.94%
8/11/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
2.38%
-1.06%
8/11/2004
SVS II High Income Portfolio
Chicago
365,000
 $                   365,000
0.12%
2.30%
0.00%
8/11/2004
SVS II Strategic Income Fund
Chicago
30,000
 $                     30,000
0.01%
2.31%
0.71%
8/11/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
2.38%
-1.06%
8/11/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
45,000
 $                     45,000
0.02%
2.38%
0.62%
8/11/2004
New York Funds







Scudder High Income Plus Fund
New York
235,000
 $                   235,000
0.08%
2.31%
-0.13%
8/11/2004
Total

3,680,000
 $
3,680,000
1.23%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
861594AA7
729136AF8
373298CE6
Issuer
STONE CONTAINER FINANCE
PLIANT CORP
GEORGIA-PACIFIC CORP
Underwriters
BoA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon Securities, Scotia
Capital, SG Cowen
JP Morgan
Citigroup, DBSI, UBS, BofA, Goldman Sachs,
JP Morgan, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SSCC 7.375% 7/15/2014
PLIANT 11.125% 9/1/2009
GP 8% 1/15/2024
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/15/2004
9/1/2003
12/4/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.90%
2.25%
1.25%
Rating
B2/B
B3/B-
Ba3/BB+
Current yield
7.38%
11.13%
8.00%
Benchmark vs Spread (basis points)
289 BP
285 bp
225 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.07%
1.25%
0.00%
7/15/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.02%
1.25%
0.00%
7/15/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.82%
1.25%
0.00%
7/15/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.09%
1.25%
0.00%
7/15/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.04%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.06%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
1.25%
0.00%
7/15/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
7/15/2004
SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.14%
1.25%
0.00%
7/15/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.25%
0.00%
7/15/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
7/15/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.02%
1.25%
0.00%
7/15/2004
New York Funds







Scudder High Income Plus Fund
New York
195,000
 $                   195,000
0.10%
1.25%
0.00%
7/15/2004
Total

2,775,000
 $
2,775,000
1.39%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns,
CSFB, Deutsche Bank AG London, Disbank,
Goldman Sachs Intl, HSBC, JP Morgan,
Kocbank, Lehman Brothers Intl, Merrill Lynch
Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
325,000
 $                   320,362
0.03%
-0.94%
0.00%
9/30/2004
Scudder Income Fund
Boston
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS I Bond Portfolio
Boston
15,000
 $                     14,786
0.00%
-0.94%
0.00%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,785,000
 $
3,730,988
0.38%
-0.94%
0.00%
9/30/2004
Scudder High Income Trust
Chicago
395,000
 $                   389,363
0.04%
-0.94%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
195,000
 $                   192,217
0.02%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Fund
Chicago
285,000
 $                   280,933
0.03%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS II High Income Portfolio
Chicago
640,000
 $                   630,867
0.06%
-0.94%
0.00%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     29,572
0.00%
-0.94%
0.00%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
75,000
 $                     73,930
0.01%
-0.94%
0.00%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
425,000
 $                   418,935
0.04%
-0.94%
0.00%
9/30/2004
Total

6,440,000
 $
6,348,101
0.64%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother,
BofA, CSFB, Wachovia, BNY, Citigroup, RBS,
Wells Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
155,000
 $                   152,946
0.03%
-1.09%
0.00%
8/12/2004
Scudder Income Fund
Boston
165,000
 $                   162,814
0.03%
3.75%
1.31%
9/30/2004
SVS I Bond Portfolio
Boston
40,000
 $                     39,470
0.01%
3.75%
1.30%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,879,759
0.33%
-1.09%
0.00%
8/12/2004
Scudder High Income Trust
Chicago
200,000
 $                   197,350
0.03%
-1.09%
0.00%
8/12/2004
Scudder Multi-Market Income Trust
Chicago
100,000
 $                     98,675
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Fund
Chicago
140,000
 $                   138,145
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     24,669
0.00%
-1.10%
0.00%
8/12/2004
Scudder Total Return Fund
Chicago
450,000
 $                   444,038
0.08%
3.75%
3.41%
9/30/2004
SVS II High Income Portfolio
Chicago
320,000
 $                   315,760
0.06%
-1.09%
0.00%
8/12/2004
SVS II Strategic Income Fund
Chicago
25,000
 $                     24,669
0.00%
-1.08%
0.00%
8/12/2004
SVS II Total Return Portfolio
Chicago
160,000
 $                   157,880
0.03%
3.75%
3.56%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
235,000
 $                   231,886
0.04%
3.75%
1.58%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   202,284
0.04%
-1.09%
0.00%
8/12/2004
Total

4,125,000
 $
4,070,344
0.72%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481087AA2
74112BAA3
639579AD3
Issuer
JOSTENS IH CORP
PRESTIGE BRANDS INC
NEBRASKA BOOK CO
Underwriters
CSFB, DBSI, BofA, Calyon Securities, CIT
Group, Greenwich Capital, ING, Natcity
BofA, Citigroup, Merrill Lynch
Citigroup, JP Morgan, Fleet Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 7.625% 10/1/2012
PREBRA 9.25% 4/15/2012
NEBRK 8.625% 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2004
3/30/2004
2/27/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B3/B-
Caa1/CCC+
Caa1/CCC+
Current yield
7.63%
9.25%
8.63%
Benchmark vs Spread (basis points)
384 bp
550 bp
487 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
555,000
 $                   555,000
0.11%
0.50%
0.11%
9/30/2004
Scudder Income Fund
Boston
145,000
 $                   145,000
0.03%
0.50%
-0.23%
9/30/2004
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.01%
0.50%
-0.28%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,555,000
 $
6,555,000
1.31%
0.50%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
675,000
 $                   675,000
0.14%
0.50%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.07%
0.50%
-0.32%
9/30/2004
Scudder Strategic Income Fund
Chicago
485,000
 $                   485,000
0.10%
0.50%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
80,000
 $                     80,000
0.02%
0.50%
-0.30%
9/30/2004
Scudder Total Return Fund
Chicago
145,000
 $                   145,000
0.03%
0.50%
0.23%
9/30/2004
SVS II High Income Portfolio
Chicago
1,100,000
 $
1,100,000
0.22%
0.50%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
95,000
 $                     95,000
0.02%
0.50%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
50,000
 $                     50,000
0.01%
0.50%
0.24%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
125,000
 $                   125,000
0.03%
0.50%
-0.25%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
725,000
 $                   725,000
0.15%
0.50%
0.65%
9/30/2004
Total

11,105,000
 $
11,105,000
2.22%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481087AA2
74112BAA3
639579AD3
Issuer
JOSTENS IH CORP
PRESTIGE BRANDS INC
NEBRASKA BOOK CO
Underwriters
CSFB, DBSI, BofA, Calyon Securities, CIT
Group, Greenwich Capital, ING, Natcity
BofA, Citigroup, Merrill Lynch
Citigroup, JP Morgan, Fleet Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 7.625% 10/1/2012
PREBRA 9.25% 4/15/2012
NEBRK 8.625% 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2004
3/30/2004
2/27/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B3/B-
Caa1/CCC+
Caa1/CCC+
Current yield
7.63%
9.25%
8.63%
Benchmark vs Spread (basis points)
384 bp
550 bp
487 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
555,000
 $                   555,000
0.11%
0.50%
0.11%
9/30/2004
Scudder Income Fund
Boston
145,000
 $                   145,000
0.03%
0.50%
-0.23%
9/30/2004
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.01%
0.50%
-0.28%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,555,000
 $
6,555,000
1.31%
0.50%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
675,000
 $                   675,000
0.14%
0.50%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.07%
0.50%
-0.32%
9/30/2004
Scudder Strategic Income Fund
Chicago
485,000
 $                   485,000
0.10%
0.50%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
80,000
 $                     80,000
0.02%
0.50%
-0.30%
9/30/2004
Scudder Total Return Fund
Chicago
145,000
 $                   145,000
0.03%
0.50%
0.23%
9/30/2004
SVS II High Income Portfolio
Chicago
1,100,000
 $
1,100,000
0.22%
0.50%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
95,000
 $                     95,000
0.02%
0.50%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
50,000
 $                     50,000
0.01%
0.50%
0.24%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
125,000
 $                   125,000
0.03%
0.50%
-0.25%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
725,000
 $                   725,000
0.15%
0.50%
0.65%
9/30/2004
Total

11,105,000
 $
11,105,000
2.22%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAA2
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 8.5% 8/1/2014
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B3/B
B3/B-
B3/B
Current yield
8.50%
8.00%
8.25%
Benchmark vs Spread (basis points)
411 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.02%
0.87%
0.00%
7/20/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.00%
0.89%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,655,000
 $
1,655,000
0.19%
0.87%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.02%
0.88%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.01%
0.87%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.01%
0.88%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.03%
0.87%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.00%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.02%
0.88%
0.00%
7/20/2004
Total

2,775,000
 $
2,775,000
0.33%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAD6
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 7.625% 8/1/2012
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B2/B
B3/B-
B3/B
Current yield
7.63%
8.00%
8.25%
Benchmark vs Spread (basis points)
343 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
355,000
 $                   355,000
0.10%
1.94%
0.00%
7/20/2004
Scudder Income Fund
Boston
95,000
 $                     95,000
0.03%
1.94%
0.00%
7/20/2004
SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.01%
1.94%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
4,395,000
 $
4,395,000
1.26%
1.94%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
450,000
 $                   450,000
0.13%
1.94%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
220,000
 $                   220,000
0.06%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
320,000
 $                   320,000
0.09%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%
1.94%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
725,000
 $                   725,000
0.21%
1.94%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%
1.94%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
80,000
 $                     80,000
0.02%
1.94%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
505,000
 $                   505,000
0.14%
1.94%
0.00%
7/20/2004
Total

7,375,000
 $
7,375,000
2.11%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAA5
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL Float 7/15/2009
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
4.38%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
1.13%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.42%
1.13%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%
1.13%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.07%
1.13%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.13%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.05%
1.13%
0.00%
7/16/2004
Total

2,800,000
 $
2,800,000
0.70%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.05%
1.25%
0.00%
7/16/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
1.25%
0.00%
7/16/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.55%
1.25%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
285,000
 $                   285,000
0.06%
1.25%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.03%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.04%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
460,000
 $                   460,000
0.09%
1.25%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.06%
1.25%
0.00%
7/16/2004
Total

4,645,000
 $
4,645,000
0.93%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.05%
1.25%
0.00%
7/16/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
1.25%
0.00%
7/16/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.55%
1.25%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
285,000
 $                   285,000
0.06%
1.25%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.03%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.04%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
460,000
 $                   460,000
0.09%
1.25%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.06%
1.25%
0.00%
7/16/2004
Total

4,645,000
 $
4,645,000
0.93%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
216762AC8
880349AF2
194832AE1
Issuer
COOPER STANDARD AUTO
TENNECO AUTOMOTIVE INC
COLLINS & AIKMAN PRODUCTS
Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
UBS, BNP Paribas, Scotia Capital
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
DBSI, CSFB, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPER 8.375% 12/15/2014
TEN 8.625% 11/15/2014
CKC 12.875% 8/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
11/9/2004
8/12/2004
Total amount of offering sold to QIBs
350,000,000
500,000,000
415,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
500,000,000
415,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           96.42
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.28%
Rating
B3/B
B3/B
B3/B
Current yield
8.38%
8.63%
13.64%
Benchmark vs Spread (basis points)
427 bp
443 bp
953 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%



Scudder High Income Opportunity Fund
Boston
100,000
 $                   100,000
0.03%



Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
1,105,000
 $
1,105,000
0.32%



Scudder High Income Trust
Chicago
115,000
 $                   115,000
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,000
0.02%



Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%



SVS II High Income Portfolio
Chicago
195,000
 $                   195,000
0.06%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.00%



SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.02%



Scudder PreservationPlus Income Fund
New York
30,000
 $                     30,000
0.01%



Total

1,950,000
 $
1,950,000
0.56%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BK2
165167BJ5
165167BG1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Capital, SunTrust, TD Waterhouse,
Wells Fargo
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.375% 6/15/2015
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
600,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
300,000,000
300,000,000
Public offering price
 $                                                           99.05
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.75%
2.00%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.50%
7.00%
7.76%
Benchmark vs Spread (basis points)
214 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
25,000
 $                     24,763
0.00%



Scudder High Income Opportunity Fund
Boston
95,000
 $                     94,098
0.02%



Scudder Income Fund
Boston
25,000
 $                     24,763
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
1,050,000
 $
1,040,025
0.18%



Scudder High Income Trust
Chicago
110,000
 $                   108,955
0.02%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     54,478
0.01%



Scudder Strategic Income Fund
Chicago
80,000
 $                     79,240
0.01%



Scudder Strategic Income Trust
Chicago
15,000
 $                     14,858
0.00%



Scudder Total Return Fund
Chicago
75,000
 $                     74,288
0.01%



SVS II High Income Portfolio
Chicago
185,000
 $                   183,243
0.03%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     14,858
0.00%



SVS II Total Return Portfolio
Chicago
25,000
 $                     24,763
0.00%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     19,810
0.00%



New York Funds







Scudder High Income Plus Fund
New York
55,000
 $                     54,478
0.01%



Scudder PreservationPlus Income Fund
New York
30,000
 $                     29,715
0.01%



Total

1,860,000
 $
1,842,330
0.31%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AA5
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE FRN 10/15/2012
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
250,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B1/B+
B2/B
Caa1/CCC+
Current yield
5.01%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
140,000
 $                   140,000
0.06%



Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
1,630,000
 $
1,630,000
0.65%



Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.07%



Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%



Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%



Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%



SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.11%



SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%



SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
185,000
 $                   185,000
0.07%



Total

2,775,000
 $
2,775,000
1.11%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AD9
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE 7.125% 10/15/2014
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
400,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B2/B+
B2/B
Caa1/CCC+
Current yield
7.13%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.06%



Scudder Income Fund
Boston
65,000
 $                     65,000
0.02%



SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,955,000
 $
2,955,000
0.74%



Scudder High Income Trust
Chicago
305,000
 $                   305,000
0.08%



Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.04%



Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.02%



SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.13%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.08%



Total

5,050,000
 $
5,050,000
1.26%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
882444AA0
165167BJ5
165167BG1
Issuer
TEXAS GENCO LLC/FINANCING
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TGN 6.875% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
1,125,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,125,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.75%
2.00%
Rating
B1/B
Ba3/BB-
Ba3/BB-
Current yield
6.88%
7.00%
7.76%
Benchmark vs Spread (basis points)
273 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   255,000
0.02%



Scudder High Income Opportunity Fund
Boston
875,000
 $                   875,000
0.08%



Scudder Income Fund
Boston
215,000
 $                   215,000
0.02%



SVS I Balanced Portfolio
Boston
50,000
 $                     50,000
0.00%



SVS I Bond Portfolio
Boston
40,000
 $                     40,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,740,000
0.87%



Scudder High Income Trust
Chicago
1,000,000
 $
1,000,000
0.09%



Scudder Multi-Market Income Trust
Chicago
500,000
 $                   500,000
0.04%



Scudder Strategic Income Fund
Chicago
730,000
 $                   730,000
0.06%



Scudder Strategic Income Trust
Chicago
125,000
 $                   125,000
0.01%



Scudder Total Return Fund
Chicago
685,000
 $                   685,000
0.06%



SVS II High Income Portfolio
Chicago
1,725,000
 $
1,725,000
0.15%



SVS II Strategic Income Portfolio
Chicago
145,000
 $                   145,000
0.01%



SVS II Total Return Portfolio
Chicago
240,000
 $                   240,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
190,000
 $                   190,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
525,000
 $                   525,000
0.05%



Scudder PreservationPlus Income Fund
New York
255,000
 $                   255,000
0.02%



Total

17,295,000
 $
17,295,000
1.54%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78387GAP8
079860AF9
079860AG7
Issuer
SBC COMMUNICATIONS
BELLSOUTH CORP
BELLSOUTH CORP
Underwriters
Barclays, Citigroup, JP Morgan
Goldman Sachs, Lehman Brothers, RBS
Greenwich
Goldman Sachs, Lehman Brothers, RBS
Greenwich, Mitsubishi Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBC 5.1% 9/15/2014
BLS 4.2% 9/15/2009
BLS 5.2% 9/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2004
9/8/2004
9/8/2004
Total amount of offering sold to QIBs
2,250,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
1,500,000,000
1,500,000,000
Public offering price
 $                                                           99.89
 $                                                           99.83
 $                                                           99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
3.50%
4.50%
Rating
A2/A
A2/A
A2/A
Current yield
5.11%
4.24%
5.23%
Benchmark vs Spread (basis points)
103 bp
80 bp
100 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,715,000
 $
4,709,861
0.21%



SVS I Balanced Portfolio
Boston
175,000
 $                   174,809
0.01%



SVS I Bond Portfolio
Boston
1,145,000
 $
1,143,752
0.05%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,010,000
 $
1,008,899
0.04%



Montgomery Street Fund







Montgomery Street Income Securities
Montgomery
1,175,000
 $
1,173,719
0.05%



New York Funds







Scudder Fixed Income Fund
New York
9,170,000
 $
9,160,005
0.41%



Scudder Lifecycle Long Range Fund
New York
1,985,000
 $
1,982,836
0.09%



Scudder Lifecycle Mid Range Fund
New York
170,000
 $                   169,815
0.01%



Scudder Lifecycle Short Range Fund
New York
85,000
 $                     84,907
0.00%



Total

19,630,000
 $
19,608,603
0.87%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
75952BAM7
165167BJ5
165167BG1
Issuer
RELIANT ENERGY INC
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, Barclays, DBSI, Goldman Sachs, Merrill
Lynch, ABN Amro, JP Morgan, Scotia Capital,
UBS
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 6.75% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
750,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
1.75%
2.00%
Rating
B1/B+
Ba3/BB-
Ba3/BB-
Current yield
6.75%
7.00%
7.76%
Benchmark vs Spread (basis points)
262 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   140,000
0.02%



Scudder High Income Opportunity Fund
Boston
490,000
 $                   490,000
0.07%



Scudder Income Fund
Boston
120,000
 $                   120,000
0.02%



SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.00%



SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
5,420,000
 $
5,420,000
0.72%



Scudder High Income Trust
Chicago
560,000
 $                   560,000
0.07%



Scudder Multi-Market Income Trust
Chicago
280,000
 $                   280,000
0.04%



Scudder Strategic Income Fund
Chicago
410,000
 $                   410,000
0.05%



Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



Scudder Total Return Fund
Chicago
375,000
 $                   375,000
0.05%



SVS II High Income Portfolio
Chicago
960,000
 $                   960,000
0.13%



SVS II Strategic Income Portfolio
Chicago
80,000
 $                     80,000
0.01%



SVS II Total Return Portfolio
Chicago
130,000
 $                   130,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
105,000
 $                   105,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
295,000
 $                   295,000
0.04%



Scudder PreservationPlus Income Fund
New York
140,000
 $                   140,000
0.02%



Total

9,620,000
 $
9,620,000
1.28%













1
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
668074AK3
00130HBC8
165167BG1
Issuer
NORTHWESTERN CORP
AES CORPORATION
CHESAPEAKE ENERGY CORP
Underwriters
CSFB, Lehman Brothers, DBSI
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NWEC
AES 7.75% 3/1/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Lead manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
2/10/2004
5/20/2004
Total amount of offering sold to QIBs
225,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
225,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                           98.29
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.00%
Rating
Ba1/BB
B2/B-
Ba3/BB-
Current yield
5.88%
8.01%
7.76%
Benchmark vs Spread (basis points)
191 bp
264 bp
229 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
235,000
 $                   235,000
0.10%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,670,000
 $
2,670,000
1.19%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.12%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.06%



Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.09%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%



Scudder Total Return Fund
Chicago
70,000
 $                     70,000
0.03%



SVS II High Income Portfolio
Chicago
455,000
 $                   455,000
0.20%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%



SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
310,000
 $                   310,000
0.14%



Total

4,585,000
 $
4,585,000
2.04%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
61746SBC2
929903AD4
073902CF3
Issuer
MORGAN STANLEY
WACHOVIA CORPORATION
BEAR STEARNS CO INC
Underwriters
Morgan Stanley, Blaylock, Commerzbank,
DBSI, Mitsubishi, Ramirez, Wachovia,
Westdeutsche
Wachovia, Barclays, Bear Stearns, Citigroup,
Goldman Sachs, Merrill Lynch, UBS, Blaylock,
Buzman, Keefe Bruyette, Loop Capital,
Sandler O'Neill, Utendahl, Williams
Bear Stearns, BofA, Banc One, Bank of Nova
Scotia, BB&T, BNP Paribas, Credit Lyonnais,
Danske Bank, JP Morgan, Mellon Bank, Merrill
Lynch, Morgan Stanley, Stifel Nicolaus,
Wachovia, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MWD 4% 1/15/2010
WB 3.625% 2/17/2009
BSC 3.25% 3/25/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2004
2/3/2004
3/18/2004
Total amount of offering sold to QIBs
1,950,000,000
1,250,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,950,000,000
1,250,000,000
750,000,000
Public offering price
 $                                                           99.65
 $                                                           99.77
 $                                                           99.64
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
Aa3/A+
Aa3/A
A1/A
Current yield
4.08%
3.68%
3.34%
Benchmark vs Spread (basis points)
73 bp
24 bp
49 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
737,000
 $                   734,413
0.04%



Scudder Income Fund
Boston
2,425,000
 $
2,416,488
0.12%



SVS I Balanced Portfolio
Boston
141,000
 $                   140,505
0.01%



SVS I Bond Portfolio
Boston
509,000
 $                   507,213
0.03%



Chicago Funds







Scudder Total Return Fund
Chicago
1,905,000
 $
1,898,313
0.10%



SVS II Fixed Income Portfolio
Chicago
945,000
 $                   941,683
0.05%



SVS II Total Return Portfolio
Chicago
676,000
 $                   673,627
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
521,000
 $                   519,171
0.03%



New York Funds







Scudder Fixed Income Fund
New York
3,604,000
 $
3,591,350
0.18%



Scudder Lifecycle Long Range Fund
New York
884,000
 $                   880,897
0.05%



Scudder Lifecycle Mid Range Fund
New York
75,000
 $                     74,737
0.00%



Scudder Lifecycle Short Range Fund
New York
37,000
 $                     36,870
0.00%



Total

12,459,000
 $
12,415,269
0.64%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAE7
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MAGSMI 8% 12/15/2014
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
250,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.10%
1.25%
2.50%
Rating
B2/B-
Ba3/BB+
Ba2/BB+
Current yield
8.00%
6.75%
7.13%
Benchmark vs Spread (basis points)
382 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.03%



Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.10%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.09%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.11%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.06%



Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.08%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.08%



SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.19%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%



SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.06%



Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.03%



Total

4,850,000
 $
4,850,000
1.94%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAC1
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BAGSMI 6.875% 12/15/2011
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.25%
2.50%
Rating
Ba3/B+
Ba3/BB+
Ba2/BB+
Current yield
6.88%
6.75%
7.13%
Benchmark vs Spread (basis points)
304 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.04%



Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.12%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.37%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.14%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.07%



Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.10%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%



Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.10%



SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.24%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%



SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.08%



Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.04%



Total

4,850,000
 $
4,850,000
2.43%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
51508LAA1
145749AA5
358497AC9
Issuer
LANDRY'S RESTAURANTS INC
CARROLS CORP
FRIENDLY ICE CREAM CORP
Underwriters
BofA, DBSI, Wachovia
BofA, JP Morgan, Lehman Brothers, SunTrust,
Wachovia
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNY 7.5% 12/15/2014
CRLL 9% 1/15/2013
FRN 8.375% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
12/9/2004
3/3/2004
Total amount of offering sold to QIBs
400,000,000
180,000,000
175,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
180,000,000
175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.38%
2.75%
2.75%
Rating
B2/B
B3/B-
B2/B-
Current yield
7.50%
9.00%
8.38%
Benchmark vs Spread (basis points)
343 bp
455 bp
462 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
45,000
 $                     45,000
0.01%



Scudder High Income Opportunity Fund
Boston
150,000
 $                   150,000
0.04%



Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%



SVS I Balanced Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
1,640,000
 $
1,640,000
0.41%



Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%



Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%



Scudder Strategic Income Fund
Chicago
125,000
 $                   125,000
0.03%



Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
115,000
 $                   115,000
0.03%



SVS II High Income Portfolio
Chicago
290,000
 $                   290,000
0.07%



SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%



SVS II Total Return Portfolio
Chicago
40,000
 $                     40,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.02%



Scudder PreservationPlus Income Fund
New York
45,000
 $                     45,000
0.01%



Total

2,915,000
 $
2,915,000
0.73%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
33938EAM9
984121BN2
031652AT7
Issuer
FLEXTRONICS INTL LTD
XEROX CORPORATION
AMKOR TECHNOLOGIES INC
Underwriters
CSFB, DBSI, BofA, Citigroup, Lehman
Brothers, ABN Amro, BNP Paribas, HSBC,
Keybanc, RBC Capital, Scotia Capital, UBS
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.25% 11/15/2014
XRX 6.875% 8/15/2011
AMKR 7.025% 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2004
8/5/2004
3/9/2004
Total amount of offering sold to QIBs
500,000,000
750,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
750,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.30%
1.50%
1.07%
Rating
Ba2/BB-
Ba2/B+
B3B
Current yield
6.25%
6.88%
7.26%
Benchmark vs Spread (basis points)
203 bp
163 bp
525 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
125,000
 $                   125,000
0.03%



Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.09%



Scudder Income Fund
Boston
115,000
 $                   115,000
0.02%



SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%



SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
5,165,000
 $
5,165,000
1.03%



Scudder High Income Trust
Chicago
530,000
 $                   530,000
0.11%



Scudder Multi-Market Income Trust
Chicago
260,000
 $                   260,000
0.05%



Scudder Strategic Income Fund
Chicago
380,000
 $                   380,000
0.08%



Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



Scudder Total Return Fund
Chicago
360,000
 $                   360,000
0.07%



SVS II High Income Portfolio
Chicago
905,000
 $                   905,000
0.18%



SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.02%



SVS II Total Return Portfolio
Chicago
125,000
 $                   125,000
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
100,000
 $                   100,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
260,000
 $                   260,000
0.05%



Scudder PreservationPlus Income Fund
New York
280,000
 $                   280,000
0.06%



Total

9,245,000
 $
9,245,000
1.85%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
110,000
 $                   110,000
0.04%
2.72%
0.33%
8/17/2004
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
2.72%
1.73%
8/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,385,000
 $
1,385,000
0.46%
2.72%
0.38%
8/17/2004
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.72%
0.45%
8/17/2004
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
2.72%
3.01%
8/17/2004
Scudder Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%
2.72%
1.54%
8/17/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
2.72%
3.03%
8/17/2004
Scudder Total Return Fund
Chicago
25,000
 $                     25,000
0.01%
2.72%
-0.59%
8/17/2004
SVS II High Income Portfolio
Chicago
230,000
 $                   230,000
0.08%
2.72%
0.37%
8/17/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
2.72%
1.52%
8/17/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.72%
-0.48%
8/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.72%
1.76%
8/17/2004
New York Funds







Scudder High Income Plus Fund
New York
155,000
 $                   155,000
0.05%
2.72%
0.67%
8/17/2004
Total

2,320,000
 $
2,320,000
0.77%










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